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                                                                   EXHIBIT 99(1)

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

I, Richard K. Davidson, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Union Pacific Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2001, of Union Pacific Corporation;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Union Pacific Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


By: /s/ Richard K. Davidson
    ----------------------------      Subscribed and sworn to before me this
        Richard K. Davidson           8th day of August, 2002.
        Chairman, President and
        Chief Executive Officer
        Union Pacific Corporation     /s/ Sheryl L. Alvey
                                      --------------------------------------
                                          Notary Public
Date:    August 8, 2002
                                      My Commission Expires:  October 28, 2002